FIRST AMENDMENT TO
                             DNAPRINT GENOMICS INC.
                        2001 SCIENTIST STOCK OPTION PLAN

         WHEREAS, Board of Directors has previously adopted the DNAPrint genomics, Inc. 2001 Scientist Stock Option Plan (the "Plan"); and

         WHEREAS, pursuant to Section 14(a) of the Plan, the Board of Directors may amend the Plan; and

         WHEREAS, the Board of Directors desires to amend the Plan in certain respects.

         NOW, THEREFORE, the Board of Directors hereby adopts the following First Amendment:

1. Amendment. Section 3 of the Plan is hereby amended by deleting the number "19,200,000" therefrom and by substituting the number "45,000,000" in lieu thereof.

2. Effect on Other Provisions. Except as explicitly modified herein, the provisions of the Plan shall remain in full force and effect

3. Effective Date of the Amendment. The amendments provided hereby were adopted by the Board of Directors and shall be effective as of April 29, 2004.


                                       DNAPrint genomics, Inc.


                                       By:
                                          -------------------------
                                          Tony Frudakis, Secretary